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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)    March 19, 1997
                                                      --------------------------

                               PHOTRAN CORPORATION
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

            000-20731                                      41-1697628
-----------------------------------         ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)

     21875 Grenada Avenue, Lakeville, Minnesota                  55044
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     (Address of Principal Executive Offices)                       (Zip Code)

                                 (612) 469-4880
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On March 19, 1997, David E. Stevenson and Kathleen V. Stevenson resigned as employees, officers and directors of the Registrant, effective immediately.

     On March 24, 1997, the Registrant announced the resignations and disclosed that it has commenced an internal investigation of certain financial and accounting irregularities and that it has determined that financial results for certain interim periods may have to be restated.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.  The following exhibit is included with this report on Form 8-K pursuant to Item 601 of Regulation S-B:

     (99) Press Release, dated March 24, 1997, concerning the resignations of David E. Stevenson and Kathleen V. Stevenson as employees, officers and directors, the commencement of an internal investigation, and the announcement of the possibility of a restatement of financial results for certain interim periods.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PHOTRAN CORPORATION
                                             -----------------------------------
                                                            (Registrant)


Date:  March 24, 1997                        By:    /s/ Paul T. Fink
                                                  -----------------------------
                                                       Paul T. Fink
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit 99 Press Release, dated March 24, 1997, concerning the resignations of David E. Stevenson and Kathleen V. Stevenson as employees, officers and directors, the commencement of an internal investigation, and the announcement of the possibility of a restatement of financial results for certain interim periods.


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